Exhibit 10(f)


                                 INTERCO INCORPORATED


                            Summary of Terms of Bonus Plan
                            ------------------------------

                                   BONUS PLAN WITH
                            THE LANE COMPANY, INCORPORATED

          A bonus plan was in effect during the calendar year ended December 31, 1994 whereby all management personnel of The Lane Company, Incorporated, including K. Scott Tyler, were entitled to receive a bonus equal to a predetermined percentage of the pre-tax earnings of The Lane Company, Incorporated.